Borrowings (Details) - USD ($) $ in Thousands	Jun. 30, 2021	Dec. 31, 2020
Borrowings
Amounts due within one year	$ 109,673	$ 109,673
Less: unamortized deferred loan issuance costs	(4,608)	(4,765)
Borrowings - current portion	105,065	104,908
Amounts due after one year	1,140,403	1,195,241
Less: unamortized deferred loan issuance costs	(12,324)	(14,606)
Borrowings - non-current portion	1,128,079	1,180,635
Total	$ 1,233,144	$ 1,285,543